CERTIFICATE NO.

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SHARES

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Common Stock

RISE
OIL AND GAS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

COMMON STOCK, PAR VALUE $0.001 PER SHARE

THIS CERTIFIES THAT **SPECIMEN** is the record holder of ***** (****) fully paid and non-assessable shares of Common Stock, par value $0.001 per share, of Rise Oil & Gas, Inc., a Nevada corporation (the "**Corporation**"), transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to the provisions of the Articles of Incorporation and Bylaws of the Corporation, as each may be amended from time to time. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers on ****.

SPECIMEN
President

SPECIMEN
Secretary

COUNTERSIGNED AND REGISTERED:

VSTOCK Transfer, LLC
Transfer Agent and Registrar

By: ______________________
AUTHORIZED SIGNATURE

FOR VALUE RECEIVED, ______________________________ HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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_ (PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)

______________________ SHARES OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ______________________________, ATTORNEY WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED________________, ________ X______________________________________

(Stockholder)

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15 (OR ANY SUCCESSOR RULE).

SIGNATURE GUARANTEED:

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